SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                               October 31, 2000
                                Date of Report
                      (Date of Earliest Event Reported)


                             USAOneStar.Net, Inc.
            (Exact Name of Registrant as Specified in its Charter)


                       1 Executive Boulevard, Suite LL1
                          Owensboro, Kentucky 42301
                   (Address of principal executive offices)

                                (270) 683-9090
                        Registrant's telephone number

                               Corvallis, Inc.
                             1486 South 11th East
                          Salt Lake City, Utah 84105
                          (Former name and address)


      NEVADA                     33-18143-D               87-0449399
(State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of                                         Identification No.)
incorporation)

                         ITEM 1:  CHANGES IN CONTROL

      On October 31, 2000, Corvallis, Inc. and USAOneStar.Net, Inc., a privately held Texas corporation ("USAOneStar Texas"), entered into an Agreement and Plan of Reorganization by which Corvallis merged with USAOneStar Texas through a stock-for-stock exchange intended to qualify as a tax-free exchange. The merger was approved by written consent from a majority of the Corvallis shareholders. On December 8, 2000, Articles of Merger were filed with the Secretary of State of Nevada which completed the merger and changed the corporation name from Corvallis, Inc. to USAOneStar.Net, Inc. ("USAOneStar").

      Pursuant to the merger agreement, Corvallis issued 13,500,000 common shares to the three shareholders of USAOneStar Texas' in exchange for that company's outstanding stock. Prior to the exchange, Corvallis had 1,505,000 shares outstanding and after the exchange USAOneStar had 15,005,000 shares outstanding. Messrs. Mims, Turner and Bowlds, individually each acquired 29% of USAOneStar's issued and outstanding shares and after the exchange held 89.9% of USAOneStar's outstanding common shares.

      The consideration exchanged in the merger was negotiated at "arms length" and Corvallis' management used criteria used in similar proposals to determine the consideration for the exchange, including the relative value of the assets of USAOneStar Texas, its present and past business operations, its future potential, its management and the potential benefit to the stockholders of Corvallis. The source of the consideration used by Corvallis to acquire the interest in USAOneStar Texas was 13.5 million authorized but unissued common shares. The consideration used by the three USAOneStar Texas shareholders to acquire their interest in Corvallis was the exchange of all 1,000,000 common shares of the issued and outstanding shares of USAOneStar Texas which they held.

       Pursuant to the terms of the merger agreement the management of Corvallis, Whitney Cluff and John Papanikolas, resigned and the management of USAOneStar Texas replaced them and filled the following positions:

    Name                         Position
    -----                        --------

Lowell G. Mims                President and director
R. Eugene Bowlds              Vice-President and director
Kelly Turner                  Secretary/Treasurer and director
J. Daniel Greene                Chief Operating Officer

      In January 2000 Messrs. Bowlds and Greene resigned as directors and officers to pursue other interests. The board of directors appointed Jack T. Wells to fill the director vacancy. Mr. Wells has been the President of Wells Health Systems, Inc. for the past 15 years. The current officers and directors are:

      Name                     Age        Position
    ---------------        ------       --------------
    Lowell G. Mims           38           President and Director
    Kelly Turner             39           Vice President, Secretary/Treasurer
                                             and Director
    Jack T. Wells            45           Director



                        ITEM 2:  ACQUISITION OF ASSETS

       Corvallis had been seeking a business opportunity to become involved in or a company it could acquire since 1995. On January 5, 2000, Principal Holdings, Inc., which has provided Corvallis with investment banking services in the past, provided USAOneStar Texas' business plan to Corvallis' consultants and management. In July 2000 both companies exchanged preliminary due diligence information and by August they signed a letter of intent to merge. During August and September both companies continued due diligence and negotiations working toward the merger agreement that was signed October 31, 2000.

       Based on USAOneStar Texas' audited financial information as of November 30, 2000, USAOneStar Texas had total assets of $189,371, comprised mostly of
property and equipment valued at approximately $126,420.   However, USAOneStar
Texas had total liabilities of $1,040,290. USAOneStar Texas had revenues of $101,489 from inception to November 30, 2000 and recorded a net loss of $851,919 for that period.

                          ITEM 5:  OTHER INFORMATION

       On December 15, 2000 our trading symbol changed from "CVLO" to "USAS" for our outstanding common stock listed on the OTC Bulletin Board.

                  ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA
                      FINANCIAL INFORMATION AND EXHIBITS

(a)    Financial Statements.

       The audited financial statements for USAOneStar Texas from inception on July 21, 2000 through November 30, 2000 are attached.

(b)    Pro Forma Financial Information.

       The accompanying unaudited pro forma consolidated financial statements have been prepared by management of USAOneStar and give effect to the merger of Corvallis and USAOneStar Texas. The unaudited pro forma financial statements for the period ended November 30, 2000 are presented as if the merger had occurred on July 21, 2000.

       The pro forma adjustments include assumptions and preliminary estimates and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated, and may not be indicative of financial results that may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and with the historical financial information on USAOneStar Texas, included in this 8-K.

(c)    Exhibits.

2.1 Agreement and Plan of Reorganization between Corvallis and USAOneStar Texas, dated October 31, 2000 (Incorporated by reference to exhibit 2.1 of Corvallis' 10-Q filed on November 14, 2000.)

3.1    Articles of Merger filed December 8, 2000, as amended

27     Financial data schedule


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


           01/11/01
Date: ____________________         USAOneStar.Net, Inc.

                                    /s/ Lowell G. Mims
                               By: __________________________________________
                                    Lowell G. Mims
                                    President and Director

                             USAOneStar.Net, Inc.
                             Financial Statements
                              November 30, 2000

                               C O N T E N T S



Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .  3

Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

Statement of Operations  . . . . . . . . . . . . . . . . . . . . . . . . .  5

Statement of Stockholders' Equity  . . . . . . . . . . . . . . . . . . . .  6

Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . . . . .   7

Notes to the Financial Statements. . . . . . . . . . . . . . . . . . . . .  8

                            CHISHOLM & ASSOCIATES
                         Certified Public Accountants
                               P.O. Box 540216
                         North Salt Lake, Utah 84054
                            Office (801) 292-8756
                              Fax (801) 292-8809


                         INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of USAOneStar.Net, Inc.
Owensboro, KY

We have audited the accompanying balance sheet of USAOneStar.Net, Inc. as of November 30, 2000 and the related statements of operations, stockholders' equity and cash flows from inception on July 21, 2000 through November 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USAOneStar.Net, Inc. as of November 30, 2000 and the results of its operations and cash flows from inception on July 21, 2000 through November 30, 2000 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company's operating loss and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Chisholm & Associates

Salt Lake City, Utah
December 22, 2000

                             USAOneStar.Net, Inc.
                                Balance Sheet

                                    Assets
                                                               November 30,
                                                                  2000
                                                              -------------
Current assets
   Cash (Note 1)                                              $         64
   Accounts Receivable (net of allowance for doubtful
    accounts of $43,500)                                            43,528
   Employee Receivable                                               1,000
   Inventory (Note 3)                                               16,999
                                                              -------------

Total Current Assets                                                61,591
                                                              -------------

Property & Equipment, Net (Note 4)                                 126,420
                                                              -------------
Other Assets
   Deposits                                                          1,360
                                                              -------------

Total Other Assets                                                   1,360
                                                              -------------

     Total Assets                                             $    189,371
                                                              =============
                     Liabilities and Stockholders' Equity

Current Liabilities
   Accounts payable                                                147,207
   Accrued expenses                                                 26,247
   Deferred revenue (Note 1)                                       356,468
   Current portion of long term liabilities (Note 8)                35,075
                                                              -------------
Total Current Liabilities                                          564,997
                                                              -------------
Long Term Liabilities (Note 8)
   Note Payable - Related Party                                    423,752
   Note Payable                                                     20,000
   Lease Obligation                                                 66,616
   Less: current portion                                           (35,075)
                                                              -------------
Total long term liabilities                                        475,293
                                                              -------------

   Total Liabilities                                             1,040,290
                                                              -------------
Stockholders' Equity
   Common Stock, authorized 1,000,000 shares of no
    par value, issued and outstanding 1,000,000                      1,000
   Accumulated Deficit                                            (851,919)
                                                              -------------
Total Stockholders' Equity                                        (850,919)
                                                              -------------
    Total Liabilities and Stockholders' Equity                $    189,371
                                                              =============

                             USAOneStar.Net, Inc.
                           Statement of Operations

                                                            From inception on
                                                            July 21, 2000
                                                            through
                                                            November 30,
                                                            2000
                                                            ----------------
Revenues:                                                   $       101,489

Cost of Sales:                                                       67,143
                                                            ----------------
Gross Profit:                                                        34,346

Expenses:

   Selling expenses                                                  72,079
   General and administrative expenses                              795,278
                                                            ----------------

      Total Expenses                                                867,357
                                                            ----------------

Net Operating Loss                                                 (833,011)
                                                            ----------------
Other Income (Expense):

   Interest expense                                                 (18,908)
                                                            ----------------

      Total Other Income (Expense)                                  (18,908)
                                                            ----------------

Net Loss                                                    $      (851,919)
                                                            ================

Net Loss Per Share                                          $          (.85)
                                                            ================

Weighted average shares outstanding                               1,000,000
                                                            ================

                             USAOneStar.Net, Inc.
                      Statement of Stockholders' Equity

                                                                   Deficit
                                                                   Accumulated
                                                        Additional During the
                                     Common Stock       paid-in    Development
                                 Shares       Amount    capital    Stage
                                ------------ ---------- ---------- -----------
Balances at July 21, 2000                 -  $       -  $       -  $        -

Stock issued for services
 at $.001 per share               1,000,000      1,000          -           -

Net loss for the period ended
 November 30, 2000                        -          -          -   ( 851,919)
                                ------------ ---------- ---------- -----------

Balance, November 30, 2000        1,000,000  $   1,000  $       -  $( 851,919)
                                ============ ========== ========== ===========

                             USAOneStar.Net, Inc.
                           Statement of Cash Flows

                                                             From
                                                             inception on
                                                             July 21, 2000
                                                             through
                                                             November 30,
                                                             2000
                                                             --------------
Cash Flows from Operating Activities

  Net loss                                                   $    (851,919)
  Adjustments to reconcile
   net loss to net cash
   provided by operations:
    Stock for services                                               1,000
    Depreciation & Amortization                                     24,936
    Bad debt expense                                                43,500
    Increase in receivables                                        (88,028)
    Increase in inventory                                          (16,999)
    Increase in payables                                           147,207
    Increase in accrued expenses                                    26,247
    Increase in deferred revenue                                   356,468
                                                             --------------

Net Cash (Used) Provided by Operating Activities                  (357,588)
                                                             --------------
Cash Flows from Investment  Activities:
  Purchase of Equipment                                            (59,695)
  Cash paid for Deposits                                            (1,360)
                                                             --------------

Net Cash (Used) Provided by Investing Activities                   (61,055)

Cash Flows from Financing Activities:
   Cash received from debt financing                               513,515
   Principal payments on long term debt                            (94,808)
                                                             --------------

Net Cash (Used) Provided by Financing Activities                   418,707
                                                             --------------

Net increase (decrease) in cash                                         64

Cash, beginning of year                                                  -
                                                             --------------

Cash, end of year                                            $          64
                                                             ==============

Supplemental Cash Flow Information
  Cash paid for interest                                     $       4,116
  Cash paid for income taxes                                 $           -

                             USAOneStar.Net, Inc.
                      Notes to the Financial Statements
                              November 30, 2000

NOTE 1 - Summary of Significant Accounting Policies

      a.  Organization

      USAOneStar.Net, Inc. (the Company) was organized under the laws of the State of Texas on July 21, 2000. The company does business as USAStar.Net,
Inc.   The Company is currently engaged in the business of direct marketing of
Internet access and services to the general public. The Company's principle offices are located in Owensboro, Kentucky.

      b. Recognition of Revenue / Deferred Revenue

      The Company recognizes income and expense on the accrual basis of accounting. The Company receives revenue from the sales of access to the Internet, its web-based applications and from the continual hosting of its client's web sites. The initial term of all agreements into which the company enters with its clientele for its web-based applications and website hosting is one year. The revenues related to these contracts are, therefore, recognized ratably over the initial term of the contract. The monthly charges related to Internet access are recognized when billed in accordance with SOP 97-2.

       In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." SAB 101 clarifies application of generally accepted accounting principles to revenue transactions. The change involves that of accounting for up-front fees and, in accordance with SAB 101, the company is amortizing such fees over one year, which generally represents the longer of the contractual period or the expected life of the customer relationship. Pursuant to this new accounting policy the company has deferred revenue of $356,468 at November 30, 2000.

      c.  Earnings (Loss) Per Share

      Earnings per share were computed by dividing net income by the total weighted average common shares outstanding during the period. Fully dilutive earnings per share has not been presented because it equals primary earnings per share.

     d.  Cash and Cash Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision for Income Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $851,919 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2021. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

      Deferred tax assets and the valuation account is as follows at November 30, 2000.


      Deferred tax asset:
       NOL carrryforward                    $   290,000
       Valuation allowance                     (290,000)
                                            ------------
      Total                                 $         -
                                            ============

                             USAOneStar.Net, Inc.
                      Notes to the Financial Statements
                               November 30, 2000

NOTE 1 - Summary of Significant Accounting Policies (continued)

       h.  Use of Estimates in the Preparation of Financial Statements

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2 - Going Concern

       The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has operating losses and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to merge with a public company and raise capital through a stock offering to expand operations, thus creating necessary operating revenue.

NOTE 3 - Inventory

        Inventories are valued at the lower of cost or market and consist primarily of videos, brochures, and other marketing tools. The balance of inventory is $16,999 at November 30, 2000.

NOTE 4 - Property and Equipment

        Property and Equipment consists of the following at November 30, 2000:

    Furniture & Fixtures                 $     7,983
    Equipment                                131,890
    Leasehold improvements                    11,483
    Accumulated Depreciation                 (24,936)
                                         ------------

    Total Property & Equipment           $   126,420
                                         ============

    The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the period ended November 30, 2000 is $24,936.

    In accordance with Financial Accounting Standards Board Statement No.121, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At November 30, 2000, no impairments were recognized.

NOTE 5 - Related Party Transactions

    The president loaned the Company $478,946 during the period ended November 30, 2000. The Company made payments toward the loan of $55,194. The note bears interest at 8% annually, is unsecured, and a balloon payment is due in five years. (Note 8)

                             USAOneStar.Net, Inc.
                      Notes to the Financial Statements
                              November 30, 2000

NOTE 6 - Equity

     During July 2000, the Company issued 1,000,000 shares of common stock to officers for services valued at $1,000.

NOTE 7 - Commitments and Contingencies

    On July 5, 2000 the Company committed to an operating lease for office space. The lease requires the Company to pay monthly rent of $1,725 and expires July 31, 2003.

    On October 23, 2000 the Company committed to an operating lease for living quarters for some employees. The lease requires the Company to pay monthly rent of $795 and expires March 30, 2001.

   Future minimum lease payments on operating lease obligations are as follows at November 30, 2000:

        2000                                  2,520
        2001                                 23,085
        2002                                 20,700
        20031                                 2,075
                                         ----------
Total Operating Lease Obligations        $   58,380
                                         ==========

      Rent expense from operating leases for the period ending November 30, 2000 was $11,466.

NOTE 8 - Long Term Liabilities

    Notes Payable-Related Party are detailed as follows:
                                                               November 30,
                                                                  2000
                                                             --------------
    Note payable to an officer, bears interest
    at 8%, balloon payment due July 2005                           423,752
                                                             --------------
    Total Notes Payable-Related Party                        $     423,752
                                                             --------------
  Notes payable are detailed as follows:

    Note payable to an individual, bears interest
    at 8%, balloon payment due July 2005                            20,000
                                                             --------------
    Total Notes Payable                                      $      20,000
                                                             --------------
  Lease Obligations are detailed as follows:

    Lease obligation to a corporation, bears interest
    at 13%, secured by computer equipment, payments
    due monthly of $3,058 through November 2002                     66,616
                                                             --------------
   Total Lease Obligations                                   $      66,616
                                                             --------------

                             USAOneStar.Net, Inc.
                      Notes to the Financial Statements
                               November 30, 2000

NOTE 8 - Long Term Liabilities (continued)

   Total Long Term Liabilities                               $     510,368
                                                             --------------

   Less current portion                                      $     (35,075)
                                                             --------------

   Net Long Term Liabilities                                 $     475,293
                                                             ==============

Future minimum principle payments on long term liabilities are as follows at November 30, 2000:

        2000                           4,691
        2001                          30,384
        2002                          31,541
        2003                               -
        2004                               -
        2005                         443,752
                                 ------------

    Total Long Term Liabilities  $   510,368
                                 ============

NOTE 9 - Financial Instruments

     The recorded amounts for financial instruments, including cash equivalents, receivables, investments, accounts payable and accrued expenses, and long-term debt approximate their market values as of November 30, 2000. The Company has no investments in derivative financial instruments.

NOTE 10 - Subsequent Event / Merger

       On December 8, 2000, Corvallis, Inc., a public Nevada corporation, issued 13,500,000 shares to the Company in exchange for all of the outstanding shares of the Company. The transaction was recorded as a reverse acquisition, therefore the Company became the accounting survivor.

                               Corvallis, Inc.

                 Pro Forma Consolidated Financial Statements

                              November 30, 2000

                               Corvallis, Inc.
                     Proforma Consolidated Balance Sheet
                              November 30, 2000

                                                                                      Proforma
                                      Corvallis   USAOneStar.Net     Eliminating      Consolidated
                                      Balance     Balance            Adjustments      Balance
                                      11/30/00    11/30/00          DR         CR     11/30/00
                                     ----------- -------------- ---------- ---------- ------------

                                  Assets

Current Assets
  Cash and Cash Equivalents                    -            64                                 64
  Accounts Receivable (Net of
   Allowance of $43,500)                       -        43,528                             43,528
  Employee Receivable                          -         1,000                              1,000
  Inventory                                    -        16,999                             16,999
                                     ----------- --------------                       ------------
  Total Current Assets                         -        61,591                             61,591

  Property and Equipment, Net                  -       126,420                            126,420

Other Assets
  Deposits                                     -         1,360                              1,360
                                     ----------- --------------                       ------------

  Total Other Assets                           -         1,360                              1,360
                                     ----------- --------------                       ------------

  Total Assets                                 -       189,371                            189,371
                                     =========== ==============                       ============



                   Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                             -       147,207                            147,207
  Accounts Payable-Related Party          28,966             -                             28,966
  Accrued Expenses                             -        26,247                             26,247
  Deferred Revenue                             -       356,468                            356,468
  Current Portion of Long Term Debt            -        35,075                             35,075
                                     ----------- --------------                       ------------
  Total Current Liabilities               28,966       564,997                            593,963


Long Term Liabilities
  Note Payable - Related Party                 -       423,752                            423,752
  Note Payable                                 -        20,000                             20,000
  Lease Obligation                             -        66,616                             66,616
  Less:  current portion                       -       (35,075)                           (35,075)
                                     ----------- --------------                       ------------
  Total Long Term Liabilities                  -       475,293                            475,293

Stockholders' Equity
  Common Stock, authorized 200,000,000
   shares of $.001 par value,
   issued and outstanding 15,005,000
   shares                                  1,505         1,000      1,000     13,500       15,005
  Additional Paid in Capital/
   (Discount on Stock)                   201,799             -    245,770      1,000      (42,971)
  Retained Earnings                     (232,270)     (851,919)              232,270     (851,919)
                                     ----------- --------------                       ------------
  Total Stockholders Equity              (28,966)     (850,919)                          (879,885)
                                     ----------- --------------                       ------------
  Total Liabilities and
  Stockholders Equity                          -       189,371                            189,371
                                     =========== ==============                       ============



                              Corvallis, Inc.
               Proforma Consolidated Statement of Operations




                                                  USAOneStar.Net
                                     Corvallis    From
                                     From         Inception on                        Proforma
                                     July 1, 2000 July 21, 2000                       Consolidated
                                     through      through             Proforma        Balance
                                     November 30, November 30,       Adjustments      November 30,
                                     2000         2000                                2000
                                     ------------ -------------- ---------- --------- ------------
Revenues                                       -        101,489                           101,489
                                     ------------ --------------                      ------------

Cost of Goods Sold                             -         67,143                            67,143
                                     ------------ --------------                      ------------

Gross Profit                                   -         34,346                            34,346

Selling Expenses                               -         72,079                            72,079
General & Administrative                       -        795,278                           795,278
                                     ------------ --------------                      ------------

Total Operating Expenses                       -        867,357                           867,357
                                     ------------ --------------                      ------------

  Income/(Loss) from Operations                -       (833,011)                         (833,011)

Interest Expense                               -        (18,908)                          (18,908)
                                     ------------ --------------                      ------------

Net (Loss)                                     -       (851,919)                         (851,919)
                                     ============ ==============                      ============

                         Corvallis, Inc.
       Notes to Pro Forma Consolidated Financial Statements
                        November 30, 2000


NOTE 1 - Summary of Transaction

      On December 8, 2000, the Company completed an Agreement and Plan of Reorganization between Corvallis, Inc. a public Nevada corporation (Corvallis) (the Company)and USAOneStar.Net, Inc. a private Texas corporation (USAOneStar). Corvallis issued 13,500,000 shares of common stock for all the
stock of USAOneStar.    The transaction was recorded as a reverse acquisition;
therefore USAOneStar becomes the accounting survivor.

NOTE 2 - Management Assumptions

      The pro forma consolidated financial statements assume that the entities were together as of July 21, 2000. The adjustments to the pro forma financial statements are as follows: a) the value of the shares issued by Corvallis for USAOneStar was $13,500, b) the retained earnings of Corvallis were reorganized, c) and the value of the common stock of USAOneStar was eliminated.